UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2009

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 16, 2009, Kilroy Realty Corporation announced that its operating subsidiary, Kilroy Realty, L.P., has commenced a private placement to qualified institutional buyers of $150 million (or $172.5 million if the initial purchasers’ over-allotment option is exercised in full) in aggregate principal amount of its exchangeable senior notes due 2014 to be issued pursuant to Rule 144A under the Securities Act of 1933, as amended. For additional information concerning this private placement, refer to Exhibit 99.1 contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 16, 2009 regarding the private placement of exchangeable senior notes due 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: November 16, 2009

	By:	/S/ HEIDI R. ROTH
Heidi R. Roth
Senior Vice President and Controller

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 16, 2009 regarding the private placement of exchangeable senior notes due 2014.

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